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                                                                   EXHIBIT 10.19
                                                                     TRANSLATION




                                    CONTRACT

Party A: Ctrip Computer Technology (Shanghai) Co., Ltd.

Party B: Shanghai Huacheng Southwest Travel Agency Co., Ltd.

THIS CONTRACT is entered into between Party A and Party B upon mutual agreement in connection with the services to be provided by Party A to Party B:

1. Party A agrees that upon the entry of this Contract it will use its strength in respect of human resources and information to provide services to Party B in relation to the tourist business of Party B.

2. The forms in which Party A will provide the aforesaid services include provision of the human resources required by Party B in operating its business and the associated network information services.

3. After receiving the aforesaid services from Party A, Party B shall pay to Party A a service fee in an amount to be determined on the basis of the specific contents of Party A's services.

4. Party A will issue an invoice to Party B by the 15th day of each month for the service fee of the preceding month, and Party B shall pay the full amount of the invoice within 10 days of its receipt of the invoice.

5. Any dispute arising from the performance of this Contract shall be first of all resolved by the Parties through consultation, and the Parties agree that if such consultation fails the dispute may be submitted to and resolved by the people's court at the place in which Party A is located.

6. This Contract shall come into effect upon the signature and seals of the Parties, and this Contract shall have a term of 2 years from May 1, 2002 to April 31, 2004.

7. Matters not covered herein may be agreed upon by the Parties in supplemental agreement in writing. If a date agreed on herein falls on a day that is not a business day for Party A, that date shall be deemed to fall on the next working day. The words filled in the blanks in this Contract and its appendix shall have equal effect as the words in print.

8. This Contract (and its appendix) has a total of 1 page and is written in 2 originals of equal legal effect with each Party holding one of them.


Party A:                                         Party B:

Ctrip Computer Technology                        Shanghai Huacheng Southwest
(Shanghai) Co., Ltd. (Seal)                      Travel Agency Co., Ltd. (Seal)

Representative:                                  Representative: (Signature)

Tel: 34064880                                    Tel:
Account Bank: ICBC Caohejing                     Account Bank: ICBC Caohejing
Subbranch                                        Subbranch

Account No.: 1001266309200013724                 Account No.:
                                                 1001266309200016953022663

Date of Signature: May 1, 2002                   Date of Signature: May 1, 2002